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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): January 31, 2005


                        SCHNITZER STEEL INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


           OREGON                        0-22496                 93-0341923
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(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)


         3200 N.W. Yeon Ave.
         P.O. Box  10047
         Portland, OR                                             97296-0047
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(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number including area code: (503) 224-9900


                                   NO CHANGE
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Executive Annual Bonus Plan
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At the 2005 Annual Meeting of Shareholders on January 31, 2005, the Company's
shareholders approved the proposed Executive Annual Bonus Plan (the "Plan"). The purpose of the Plan is to enable the Company to qualify annual bonuses it pays to executive officers as "performance-based compensation" that will be fully deductible by the Company notwithstanding the $1,000,000 limit of Section 162(m) of the Internal Revenue Code. To make an award under the Plan, the Compensation Committee shall, no later than 90 days after the beginning of a fiscal year of the Company, establish for each participant the performance goals for the year and the amount, or the formula for determining the amount, of cash bonus to be paid or accrued for the participant based on achievement of the performance goals for the year. The performance goals shall be one or more targeted levels of performance of the Company or any subsidiary, division or other unit of the Company with respect to one or more of the following objective measures: economic value added (adjusted operating income after taxes less a capital charge), earnings, earnings per share, stock price increase, total shareholder return (stock price increase plus dividends), return on equity, return on assets, return on capital, revenues, gross margin, operating income, inventories, inventory turns, cash flows or any of the foregoing before the effect of acquisitions, divestitures, accounting changes, and restructuring and special charges (determined according to criteria established by the Compensation Committee). The maximum cash bonus that may be paid or accrued under the Plan for any participant with respect to performance of the Company in any fiscal year shall be $2,500,000. Additional information regarding the Plan is contained in the Company's Proxy Statement dated December 29, 2004 for the 2005 Annual Meeting of Shareholders.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)    Exhibits.

               10.1        Executive Annual Bonus Plan.





                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SCHNITZER STEEL INDUSTRIES, INC.
                                        (Registrant)



Date: February 3, 2005                   By /s/Barry A. Rosen
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                                           Barry A. Rosen
                                           Vice President, Finance and Chief
                                           Financial Officer